Exhibit 10.3 (ii)

Amendments to the

Barnes Group Inc. Supplemental Senior Officer Retirement Plan (SSORP)

1st Amendment - Section 3.6 of the SSORP is amended by changing all references to “Participant” therein to “Group I Participant” effective as of January 1, 2009.

2nd Amendment - Section 4 of the SSORP (entitled “Retirement Benefits For Group II Participants”) is amended, effective on the date of adoption of this 2nd Amendment in December, 2009, by adding a new Section 4.5 to the end of Section 4, to read as follows:

“4.5

Time and Form of Payment in Case of Group II Participants under Age 55. Notwithstanding any provision of this Plan other than this Section 4.5 relating to the time or form of payment of retirement benefits hereunder to the contrary, except the Preamble, Section 4.4 (relating to Lump Sum Cashout) and Section 7.1 (relating to the six month delay applicable to Specified Employees), and subject to the second sentence of this Section 4.5, if a Group II Participant has not attained age 55 on or before the December 31 that immediately precedes any calendar year after 2009 in which he will accrue benefits under this Plan (a “Service Year”), any benefits that will be accrued by such Group II Participant in such Service Year under this Plan that are payable upon Separation from Service (other than by death), i.e., (in the case of this Plan as in effect on December 31, 2009) benefits under Section 4, will be paid as follows (and only as follows): (a) if the Group II Participant has a Separation from Service (other than by reason of death) before the date on which the Group II Participant attains age 55, at the time and in the form of payment (within the meaning of “time and form of payment” in Treasury Regulation 1.409A-3(c)(2)) that will apply under the provisions of the RBEP (other than Section 4.5 thereof) as in effect on the December 31 immediately preceding that Service Year to any benefits that are payable upon Separation from Service (as defined in the RBEP) (other than by death) that are accrued under the RBEP in that Service Year by a participant therein who participated in this Plan on or before July 22, 2009, who has a Separation from Service (as defined in the RBEP) (other than by death) prior to his 55th birthday (whether or not the Group II Participant is a participant in the RBEP in that Service Year), or, if no such benefits can be accrued under the RBEP in that Service Year by a participant therein who participated in this Plan on or before July 22, 2009, at the time and in the form of payment that applied under the RBEP to any such benefits which could be accrued by such a participant in the last calendar year before that Service Year in which such benefits could be accrued under the RBEP by such a participant, who has a Separation from Service (as defined in the RBEP) (other than by death) prior to his 55th birthday (whether or not the Group II Participant was a participant in the RBEP in that calendar year), and (b) in accordance with Treasury Regulation 1.409A-3(c)(2), if the Group II Participant has a Separation from Service (other than by reason of death) on or after the date on which the Group II Participant attains age 55, at the time and in the form of payment that will apply under the provisions of this Plan (other than this Section 4.5) as in effect on the December 31 immediately preceding that Service Year to benefits that are payable upon a Separation from Service (other than by reason of death) that are accrued under this Plan in that Service Year by a Group II Participant who has a Separation from Service (other than by reason of death) on or after the date on which the Group II Participant attains age 55 and 10 years of Credited Service. In no event shall any benefits that will be accrued under this Plan in any Service Year that are payable upon Separation from Service be paid pursuant to the preceding sentence (or otherwise) unless the age and service conditions to entitlement to a retirement benefit under this Plan have been satisfied by the Group II Participant, or the Committee or the Board (or a written agreement approved by the Committee or the Board) provides for payment thereof. Unless the relevant provisions of the RBEP or this Plan are changed after 2009, the time at which any benefits that will be accrued by a Group II Participant in any Service Year under this Plan that are payable upon Separation from Service (other than by death) will commence to be paid in any case in which clause (a) of this Section 4.5 applies (Separation from Service (other than by reason of death) before the date on which the Group II Participant attains age 55), is the 90-day period beginning on the first day of the month following the Participant’s 55th birthday, the form in which such benefits will be paid is a single life annuity described in Section 5.1 of the RBEP unless a joint and contingent annuity or ten year certain and continuous annuity described in Section 5.2 of the RBEP is elected in accordance with Section 5 thereof, and the amount of the annuity will be equal to the Early Retirement Benefit which he would accrue in that Service Year and which would be payable commencing at the time at which such annuity would commence to be paid if he were a Group I (rather than Group II) Participant and had a Separation from Service (other than by reason of death) on his 55th birthday and were entitled to receive an Early Retirement Benefit calculated under Section 3.3 on account of such Separation from Service. For purposes of this Section 4.5, benefits are payable “upon” an event such as a separation from service (however defined) or death if they would be considered to be payable upon such event for purposes of Section 409A of the Code, including in particular and without limitation Treasury Regulation 1.409A-3(a) thereunder.”

3rd Amendment - Section 5 of the SSORP (entitled “Death Benefits”) is amended, effective on the date of adoption of this 3rd Amendment in December, 2009, by adding a new Section 5.3A immediately after Section 5.3, to read as follows:

“5.3A	Certain Time and Form of Payment Provisions. Notwithstanding any provision of this Plan other than this Section 5.3A relating to the time or form of payment of death benefits under Section 5.3 to the contrary except the Preamble, and subject to the second sentence of this Section 5.3A, if a Group II Participant has not attained age 55 on or before the December 31 that immediately precedes any calendar year after 2009 in which he will accrue benefits under this Plan (a “Service Year”), any benefits that will be accrued by such Group II Participant in such Service Year under this Plan that are payable upon death, i.e., (in the case of this Plan as in effect on December 31, 2009) the death benefits under Section 5.3 that are payable if a Group II Participant dies prior to the date any benefits under this Plan have commenced, will be paid as follows (and only as follows): (a) if the Group II Participant dies before the date on which he attains age 55, at the time and in the form of payment (within the meaning of “time and form of payment” in Treasury Regulation 1.409A-3(c)) that will apply under the provisions of the RBEP (other than Section 6.4 thereof) as in effect on the December 31 immediately preceding that Service Year to any benefits that are payable upon death that are accrued under the RBEP in that Service Year by a participant therein who participated in this Plan on or before July 22, 2009, who dies prior to his 55th birthday (whether or not the Group II Participant is a participant in the RBEP in that Service Year), or, if no such benefits can be accrued under the RBEP in that Service Year by a participant therein who participated in this Plan on or before July 22, 2009, at the time and in the form of payment that applied under the RBEP to any such benefits which could be accrued by such a participant in the last calendar year before that Service Year in which such benefits could be accrued under the RBEP by such a participant, who dies prior to his 55th birthday (whether or not the Group II Participant was a participant in the RBEP in that calendar year), and (b) in accordance with Treasury Regulation 1.409A-3(c), if the Group II Participant dies on or after the date on which he attains age 55, at the time and in the form of payment that will apply under the provisions of this Plan (other than this Section 5.3A) as in effect on the December 31 immediately preceding that Service Year to any benefits that are payable upon death that are accrued under this Plan in that Service Year by a Group II Participant who dies on or after the date on which he attains age 55 and 5 years of Credited Service. In no event shall any benefits that will be accrued under this Plan in any Service Year be paid pursuant to the preceding sentence (or otherwise) unless the age and service conditions to entitlement to a death benefit under this Plan have been satisfied by the Group II Participant and any other conditions to entitlement to a death benefit under this Plan have been satisfied, or the Committee or the Board (or a written agreement approved by the Committee or the Board) provides for payment thereof. For purposes of this Section 5.3A, benefits are payable “upon” an event such as a separation from service (however defined) or death if they would be considered to be payable upon such event for purposes of Section 409A of the Code, including in particular and without limitation Treasury Regulation 1.409A-3(a) thereunder.”